Exhibit 10.26

FIRST AMENDMENT TO THE STATEMENT OF WORK NO. 1
This First Amendment to the Statement of Work No. 1 (this “Amendment”) made as of October 10, 2025 (the “Amendment Effective Date”) by and between CORCEPT THERAPEUTICS INCORPORATED, a Delaware corporation (“Corcept”), and CURANT HEALTH GEORGIA, LLC, a Georgia limited liability company (“Curant,” and together with all of Curant’s licensed pharmacy locations listed in the Agreement, “Pharmacy”) hereby amends the original Statement of Work No. 1 (the “SOW”) executed by the Parties and dated as of June 13, 2025, pursuant to that certain Master Pharmacy Services Agreement between the Parties dated as of June 13, 2025 (the “Agreement”).
WHEREAS, the Parties have agreed to amend the SOW to include Corcept’s product relacorilant, which is anticipated to be approved and available within the term of the SOW;
NOW, THEREFORE, the Parties agree as follows:
1.Definitions: The “Products” definition in Section 3 of the SOW is amended and restated in its entirety as follows:

“Products” means KORLYM® (mifepristone), NDC Number: 76346-073-01 and 76346-073-02; Corcept’s authorized generic mifepristone, NDC Number: 76346-654-03 and Corcept’s relacorilant for endocrinology, NDC Number: TBD.

2.Governing Terms: All other terms and conditions of the Agreement and the SOW that are not expressly amended or modified by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, an authorized representative of each undersigned Party has signed this Amendment, intending to be bound hereby.

CORCEPT THERAPEUTICS INC.		CURANT HEALTH GEORGIA, LLC

By:	/s/ J.D. Lyon	By	/s/ Patrick Dunham

Name:	J.D. Lyon	Name:	Patrick Dunham

Title:	Chief Pharmacy Officer	Title:	CEO

Date	10/23/2025	Date	10/21/2025
48503501.2